NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                                    CONTENTS



                                                                           Page
                                                                           ----

Report of Independent Certified Public Accountants                          F-3

Financial Statements

   Balance Sheets as of June 30, 1999, December 31, 1998 and 1997           F-4

   Statements of Operations and Comprehensive Income
     for the six months ended June 30, 1999 and
     for the years ended December 31, 1998 and 1997                         F-5

   Statement of Changes in Stockholder's Equity
     for the six months ended June 30, 1999 and
     for the years ended December 31, 1998 and 1997                         F-6

   Statements of Cash Flows
     for the six months ended June 30, 1999 and
     for the years ended December 31, 1998 and 1997                         F-7

   Notes to Financial Statements                                            F-8

S. W. HATFIELD, CPA
certified public accountants

Member:    American Institute of Certified Public Accountants
               SEC Practice Section
               Information Technology Section
           Texas Society of Certified Public Accountants


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------


Board of Directors and Stockholders
Net-Tronics Communications Corporation

We have audited the accompanying balance sheets of Net-Tronics Communications Corporation (a Delaware corporation and a wholly-owned subsidiary of Halter
Capital Corporation) as of June 30, 1999, December 31, 1998 and 1997 and the related statements of operations and comprehensive income, changes in stockholders' equity and cash flows for the six months ended June 30, 1999 and for each of the years ended December 31, 1998 and 1997, respectively. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Net-Tronics Communications Corporation as of June 30, 1999, December 31, 1998 and 1997, and the results of its operations and its cash flows for the six months ended June 30, 1999 and each of the years ended December 31, 1998 and 1997, respectively, in conformity with generally accepted accounting principles.




                                                  S. W. HATFIELD, CPA
Dallas, Texas
September 14, 1999














P. O. Box 820395                               9002 Green Oaks Circle, 2nd Floor
Dallas, Texas  75382-0395                               Dallas, Texas 75243-7212
214-342-9635 (voice)                                          (fax) 214-342-9601
800-244-0639                                                      SWHCPA@aol.com
                                       F-3



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                                 BALANCE SHEETS
                    June 30, 1999, December 31, 1998 and 1997


                                                               June 30,     December 31,   December 31,
                                                                  1999           1998           1997
                                                             ------------   ------------   ------------
                                     ASSETS
                                     ------
Current Assets
   Cash on hand and in bank                                  $         --   $        223   $        273
   Advances to parent company                                         223             --             --
                                                             ------------   ------------   ------------

Total Assets                                                 $        223   $        223   $        273
                                                             ============   ============   ============


                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

Liabilities                                                  $         --   $         --   $         --
                                                             ------------   ------------   ------------


Commitments and Contingencies


Stockholder's Equity
   Preferred stock - $0.00001 par value
     5,000,000 shares authorized; none
     issued and outstanding                                            --             --             --
   Common stock - $0.00001 par value
     10,000,000 shares authorized
     100,000 issued and outstanding                                     1              1              1
   Additional paid-in capital                                         999            999            999
   Accumulated deficit                                               (777)          (777)          (727)
                                                             ------------   ------------   ------------

     Total stockholders' equity                                       223            223            273
                                                             ------------   ------------   ------------

Total Liabilities and Stockholder's Equity                   $        223   $        223   $        273
                                                             ============   ============   ============








The accompanying notes are an integral part of these financial statements.



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                       Six months ended June 30, 1999 and
                     Years ended December 31, 1998 and 1997


                                                Six months        Year           Year
                                                  ended          ended          ended
                                                 June 30,     December 31,   December 31,
                                                    1999           1998           1997
                                               ------------   ------------   ------------
Revenues                                       $         --   $         --   $         --
                                               ------------   ------------   ------------

Expenses
   General and administrative expenses                   --             50            461
                                               ------------   ------------   ------------

Net Loss                                                 --            (50)          (461)

Other Comprehensive Income                               --             --             --
                                               ------------   ------------   ------------

Comprehensive Income                           $         --   $        (50)  $       (461)
                                               ============   ============   ============

Net loss per weighted-average
   share of common stock
   outstanding, calculated on
   Net Loss - basic and fully diluted                   nil            nil            nil
                                                        ===            ===            ===

Weighted-average number of shares
   of common stock outstanding                      100,000        100,000        100,000
                                               ============   ============   ============










The accompanying notes are an integral part of these financial statements.



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                       Six months ended June 30, 1999 and
                     Years ended December 31, 1998 and 1997



                                   Common Stock     Additional
                                -----------------     paid-in    Accumulated
                                 Shares    Amount     capital      deficit       Total
                                -------   -------   ----------   -----------    -------
Balances at January 1, 1997     100,000   $     1   $      999   $      (266)   $   734

Net loss for the year                --        --           --          (461)      (461)
                                -------   -------   ----------   -----------    -------

Balances at December 31, 1997   100,000         1          999          (727)       273

Net loss for the year                --        --           --           (50)       (50)
                                -------   -------   ----------   -----------    -------

Balances at December 31, 1998   100,000         1          999          (777)       223

Net loss for the period              --        --           --            --         --
                                -------   -------   ----------   -----------    -------

Balances at June 30, 1999       100,000   $     1   $      999   $      (777)   $   223
                                =======   =======   ==========   ===========    =======












The accompanying notes are an integral part of these financial statements.



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                            STATEMENTS OF CASH FLOWS
                       Six months ended June 30, 1999 and
                     Years ended December 31, 1998 and 1997

                                                Six months        Year           Year
                                                  ended          ended          ended
                                                 June 30,     December 31,   December 31,
                                                    1999           1998           1997
                                               ------------   ------------   ------------
Cash Flows from Operating Activities
Net loss for the period                        $         --   $        (50)  $       (461)
Adjustments to reconcile net loss to
   net cash provided by operating activities             --             --             --
                                               ------------   ------------   ------------

   Net cash used in operating activities                 --            (50)          (461)
                                               ------------   ------------   ------------


Cash Flows from Investing Activities                     --             --             --
                                               ------------   ------------   ------------


Cash Flows from Financing Activities
   Cash advanced to parent                             (223)            --             --
                                               ------------   ------------   ------------

   Net cash used in financing activities               (223)            --             --
                                               ------------   ------------   ------------

Decrease in Cash                                       (223)           (50)          (461)

Cash at beginning of period                             223            273            734
                                               ------------   ------------   ------------

Cash at end of period                          $         --   $        223   $        273
                                               ============   ============   ============

Supplemental Disclosure of
   Interest and Income Taxes Paid

     Interest paid for the period              $         --   $         --   $         --
                                               ============   ============   ============
     Income taxes paid for the period          $         --   $         --   $         --
                                               ============   ============   ============






The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                          NOTES TO FINANCIAL STATEMENTS



NOTE A - Organization and Description of Business

Net-Tronics Communications Corporation (Company) was incorporated on August 22, 1995 under the laws of the State of Delaware as a wholly-owned subsidiary of Halter Capital Corporation.

The Company has never had any operations or assets since inception. The current business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company is not engaged in any negotiations and has not undertaken any steps to initiate the search for a merger or acquisition candidate.

The Company is fully dependent upon its current management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The Company has a year end of December 31 and follows the accrual method of accounting.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents
     -------------------------

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Income taxes
     ------------

     The Company provides deferred income taxes, where material, based on the asset and liability method under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". At December 31, 1998 and 1997, respectively, the deferred tax asset and deferred tax liability accounts, consisting solely of temporary differences in accumulated depreciation, were not material to the financial statements and no valuation allowance was provided against deferred tax assets.

     The Company files its income tax returns as a component of its parent company's consolidated tax return. Accordingly, all net operating losses are offset against the tax liabilities of the Company's parent. No net operating loss carryforwards exist as of December 31, 1998 and 1997, respectively.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED



NOTE B - Summary of Significant Accounting Policies - Continued

3.   Loss per share
     --------------

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of June 30, 1999, December 31, 1998 and 1997, the Company has no warrants and/or options issued and outstanding.


NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.


NOTE D - Related Party Transactions

As of June 30, 1999, the Company had advanced funds totaling approximately $223 to Halter Capital Corporation, the Company's parent. The advances are due upon demand and are non-interest bearing.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                                 BALANCE SHEETS
                           September 30, 1999 and 1998

                                   (Unaudited)

                                                              1999     1998
                                                             -----    -----
                                     ASSETS
                                     ------
Current Assets
   Cash on hand and in bank                                  $  --    $ 223
   Advances to parent company                                  223       --
                                                             -----    -----

Total Assets                                                 $ 223    $ 223
                                                             =====    =====


                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------

Liabilities                                                  $  --    $  --
                                                             -----    -----


Commitments and Contingencies


Stockholder's Equity
   Preferred stock - $0.00001 par value
     5,000,000 shares authorized; none
     issued and outstanding                                     --       --
   Common stock - $0.00001 par value
     10,000,000 shares authorized
     100,000 issued and outstanding                              1        1
   Additional paid-in capital                                  999      999
   Accumulated deficit                                        (777)    (777)
                                                             -----    -----

     Total stockholders' equity                                223      223
                                                             -----    -----

Total Liabilities and Stockholder's Equity                   $ 223    $ 223
                                                             =====    =====






The accompanying notes are an integral part of these financial statements.



                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
             Nine and Three months ended September 30, 1999 and 1998

                                   (Unaudited)

                                          Nine months     Nine months    Three months    Three months
                                             ended           ended           ended           ended
                                         September 30,   September 30,   September 30,   September 30,
                                               1999            1998            1999            1998
                                         -------------   -------------   -------------   -------------

Revenues                                 $          --   $          --   $          --   $          --
                                         -------------   -------------   -------------   -------------

Expenses
   General and administrative expenses              --              50              --              --
                                         -------------   -------------   -------------   -------------

Net Loss                                            --             (50)             --              --

Other Comprehensive Income                          --              --              --              --
                                         -------------   -------------   -------------   -------------

Comprehensive Income                     $          --   $         (50)  $          --   $          --
                                         =============   =============   =============   =============

Net loss per weighted-average
   share of common stock
   outstanding, calculated on
   Net Loss - basic and fully diluted              nil             nil             nil             nil
                                                   ===             ===             ===             ===

Weighted-average number of shares
   of common stock outstanding                 100,000         100,000         100,000         100,000
                                         =============   =============   =============   =============













The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)
                            STATEMENTS OF CASH FLOWS
                  Nine months ended September 30, 1999 and 1998

                                   (Unaudited)

                                                  Nine months     Nine months
                                                     ended           ended
                                                 September 30,   September 30,
                                                       1999            1998
                                                 -------------   -------------
Cash Flows from Operating Activities
   Net loss for the period                       $          --   $         (50)
   Adjustments to reconcile net loss to
     net cash provided by operating activities              --              --
                                                 -------------   -------------

   Net cash used in operating activities                    --             (50)
                                                 -------------   -------------


Cash Flows from Investing Activities                        --              --
                                                 -------------   -------------


Cash Flows from Financing Activities
   Cash advanced to parent                                (223)             --
                                                 -------------   -------------

   Net cash used in financing activities                  (223)             --
                                                 -------------   -------------

Decrease in Cash                                          (223)            (50)

Cash at beginning of period                                223             273
                                                 -------------   -------------

Cash at end of period                            $          --   $         223
                                                 =============   =============

Supplemental Disclosure of
   Interest and Income Taxes Paid
     Interest paid for the period                $          --   $          --
                                                 =============   =============
     Income taxes paid for the period            $          --   $          --
                                                 =============   =============












The accompanying notes are an integral part of these financial statements.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                          NOTES TO FINANCIAL STATEMENTS


NOTE A - Organization and Description of Business

Net-Tronics Communications Corporation (Company) was incorporated on August 22, 1995 under the laws of the State of Delaware as a wholly-owned subsidiary of Halter Capital Corporation.

The Company has never had any operations or assets since inception. The current business purpose of the Company is to seek out and obtain a merger, acquisition or outright sale transaction whereby the Company's stockholders will benefit. The Company is not engaged in any negotiations and has not undertaken any steps to initiate the search for a merger or acquisition candidate.

The Company is fully dependent upon its current management and/or significant stockholders to provide sufficient working capital to preserve the integrity of the corporate entity during this phase. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity.

The Company has a year end of December 31 and follows the accrual method of accounting.

During interim periods, the Company follows the accounting policies set forth in its annual audited financial statements contained elsewhere in this document. The information presented herein does not include all disclosures required by generally accepted accounting principles and the users of financial information provided for interim periods should refer to the annual financial information and footnotes contained in its annual audited financial statements contained elsewhere in this document when reviewing the interim financial results presented herein.

In the opinion of management, the accompanying interim financial statements, prepared in accordance with the instructions for Form 10-QSB, are unaudited and contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations and cash flows of the Company for the respective interim periods presented. The current period results of operations are not necessarily indicative of results which ultimately will be reported for the full fiscal year ending December 31, 1999.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     NET-TRONICS COMMUNICATIONS CORPORATION
            (a wholly-owned subsidiary of Halter Capital Corporation)

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE B - Summary of Significant Accounting Policies

1.   Cash and cash equivalents
     -------------------------

     The Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.   Income taxes
     ------------

     The Company provides deferred income taxes, where material, based on the asset and liability method under the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes. At September 30, 1999 and 1998, respectively, the deferred tax asset and deferred tax liability accounts, consisting solely of temporary differences in accumulated depreciation, were not material to the financial statements and no valuation allowance was provided against deferred tax assets.

     The Company files its income tax returns as a component of its parent company's consolidated tax return. Accordingly, all net operating losses are offset against the tax liabilities of the Company's parent. No net operating loss carryforwards exist as of September 30, 1999 and 1998, respectively.

3.   Loss per share
     --------------

     Basic  earnings  (loss) per share is computed  by  dividing  the net income
     (loss) by the weighted-average number of shares of common stock and common stock equivalents (primarily outstanding options and warrants). Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method. The calculation of fully diluted earnings (loss) per share assumes the dilutive effect of the exercise of outstanding options and warrants at either the beginning of the respective period presented or the date of issuance, whichever is later. As of September 30, 1999 and 1998, the Company has no warrants and/or options issued and outstanding.


NOTE C - Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.


NOTE D - Related Party Transactions

As of September 30, 1999, the Company had advanced funds totaling approximately $223 to Halter Capital Corporation, the Company's parent. The advances are due upon demand and are non-interest bearing.